Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 334,579,986.65
Previously Paid Amount	51,224.04
Total Fee Amount	51,224.20
Total Offset Amount	0.00
Net Fee	$ 0.16